Significant Changes in the Current Reporting Period	6 Months Ended
Jul. 31, 2018
Significant Changes In Current Reporting Period
Significant Changes in the Current Reporting Period

1	Significant changes in the current reporting period

The business continued to experience losses in the 31 July 2018 half year period as a result of reduced revenue from wholesale customers, increased rebates and discounts provided to wholesale customers, and the reduction of sales in retail outlets. The main factor in experiencing these challenging trading conditions was not having adequate inventory in the stores or for wholesale sales due to lack of funding. The business has trade creditors that are trading beyond their original credit terms and has also breached its Bank debt loan covenants which has led to the Company and the Bank commencing negotiations to reset and extend the current loan terms.

Since the end of the interim reporting period, the business has commenced a process to raise further capital to strengthen the balance sheet, reduce the bank debt, and invest in working capital. Also, the business entered into a Stock Purchase Agreement with the shareholder of FOH Online Corp to acquire the business.

For a detailed discussion about the Group’s performance and financial position, please refer to our Management Discussion and Analysis.